Investments Accounted for Using the Equity Method	12 Months Ended
Dec. 31, 2021
Disclosure of investments accounted for using equity method [Abstract]
INVESTMENTS ACCOUNTED FOR USING THE EQUITY METHOD

NOTE 8 – INVESTMENTS ACCOUNTED FOR USING THE EQUITY METHOD:

Eco Wave Power Ltd. owns 50% of EDF EWP One Ltd., a private limited liability company incorporated under the laws of Israel.

The remaining part of EWP EDF One Ltd. is owned by EDF Renewables IL in Israel. The objective of the joint venture is to exclusively cooperate in the development, financing, design, procurement, construction and operation of the expansion project at Jaffa Port and to evaluate further possible collaborations in wave power. Initial funds in the amount of $117 in cash and $159 in non cash transfer of equipment were contributed during 2021. The investment in the joint venture is presented as an investment in a joint venture in the Company’s consolidated balance sheet as the Company does not have control over the joint venture.